Mid-Atlantic

2006 Super Community Bank Conference

November 6, 2006

WesBanco

By all accounts, better.

Corporate Profile*

NASDAQ: WSBC

- Founded in 1870
- $4.1 billion in assets
- 78 offices, 1 lending office, & 108 ATM's
- $2.9 billion in trust assets
- Market capitalization: $630 million
- 2006 average daily shares traded: 51,700

WesBanco
By all accounts, better.

* As of 9/30/06

97% Customer Satisfaction Rate

Market Diversification


2004
2002
2002
2005
Buffalo
Saint Clair Shores
Warren
Detroit
Jackson
Portage
Toledo
Cleveland
Mentor
Elyria
Akron
Canton
Elkhart
Kokomo
Lafayette
Muncie
Indianapolis
Terre Haute
Middletown
Bloomington
Covington
Pittsburgh
State College
Altoona
Newark
Lancaster
Frederick
Gaithersburg
Rockville
Huntington
New Albany
Evansville
Owensboro
Charlottesville
Roanoke
Lynchburg
Bowling Green
Hendersonville
Kingsport
Johnson City
Danville
Burlington
Durham
125mi
Copyright (C) 2006 SNL Financial LC. All rights reserved

WesBanco
By all accounts, better.

97%

Market Demographics*

	WEST VIRGINIA	NEW MARKETS MONTGOMERY, CLARK & GREENE COUNTIES Dayton/Springfield, OH	NEW MARKET HAMILTON COUNTY Cincinnati, OH
Total Est. Population *	1,771,750	814,135	786,982
Median Household Income *	$33,452	$43,470 (1)	$43,933
Per Capita Income *	$19,214	$23,634 (1)	$25,922

*Source: US Census Bureau – Income reported in 2005 inflation-adjusted dollars.

(1) Weighted average

WesBanco
By all accounts, better.

97% Customer Satisfaction Rate

3rd Quarter 2006 Financial Results

(dollars in thousands)	3rd Quarter 2006	3rd Quarter 2005	% CHG
Net income	$ 11,554	$ 9,870	17.1%
EPS - diluted	0.53	0.44	20.5%
Return on assets	1.13%	0.88%	28.4%
Return on equity	10.97%	9.35%	17.3%
Return on tangible equity	16.87%	14.49%	16.4%
Net interest margin	3.56%	3.46%	2.9%

WesBanco
By all accounts, better.

3rd Quarter 2006 Financial Results

- Decrease in net interest income due to reduction in size of the balance sheet, competitive deposit pricing pressure, and overall flat yield curve, mitigated by increase in net interest margin.
- 1st quarter balance sheet repositioning contributed to a 16 basis point improvement in the 3rd quarter net interest margin.
- Increase in non-interest income of $1.8 million or 18.6%. Service charges up 57% from Free Checking Campaign and related activity fees.
- Decrease in non-interest expense of $1.7 million or 6.3% resulting from a 6% decline in personnel expenses.
- Compared to the nine months ended September 30, 2005, higher advertising costs resulted from the Free Checking Campaigns, which added 26,000 checking accounts.

Loans & Deposits

LOANS 9/30/06


NON
WV
57%
WV
43%

WV - $1,252 million

Non-WV - $1,635 million

WV - Branches – 45
Non-WV - Branches – 33

DEPOSITS 9/30/06


NON
WV
35%
WV
65%

WV - $1,958 million

Non-WV - $1,062 million

WV – ATM's - 64
Non-WV - ATM's - 44

WesBanco
By all accounts, better.

Net Income / Earnings Per Share



$16,000
$12,000
$8,000
$4,000
$0
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
9/30/05
12/31/05
3/31/06
6/30/06
9/30/06
Net Income
Earnings Per Diluted Share

WesBanco

By all accounts, better.

Core Operating EPS



$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$1.61
$1.77
$1.81
$1.91
$1.96
2001
2002
2003
2004
2005

WesBanco
By all accounts, better.

Composition of Loans

9/30/06


5.60%
9.60%
13.50%
31.10%
40.20%
Commercial
Comm. R/E
Residential R/E
Home Equity
Consumer

12/31/05


6.00%
9.20%
14.20%
31.60%
39.00%
Commercial
Comm. R/E
Residential R/E
Home Equity
Consumer

WesBanco
By all accounts, better.

Composition of Deposits

9/30/06


12.87%
11.42%
11.74%
14.98%
48.98%
Non-int. bearing
Int. bearing
MMDA
Savings
CDs

12/31/05


12.95%
10.75%
14.66%
15.28%
46.36%
Non-int. bearing
Int. bearing
MMDA
Savings
CDs

WesBanco
By all accounts, better.

Credit Quality



In thousands
Non-performing
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
0.60%
0.40%
0.20%
0.00%
0.30%
0.27%
0.39%
0.41%
0.35%
2Q05
3Q05
1Q06
2Q06
3Q06
Total non-performing assets
NPA's as a % of total assets



In thousands
Net charge-offs
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
0.60%
0.40%
0.20%
0.00%
0.27%
0.50%
0.18%
0.54%
0.16%
3Q05
4Q05
1Q06
2Q06
3Q06
Total Charge-offs
Net charge-off %

WesBanco
By all accounts, better.

Core Non-interest Income as a % of Core Operating Revenue*



In thousands
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
23.19%
23.29%
26.20%
28.39%
27.54%
3Q05
4Q05
1Q06
2Q06
3Q06
Core non-interest income
Core non-interest income as a % of core operating revenues

* Amounts presented are other than that provided by GAAP and excludes $8.0 million of other-than-temporary impairment losses on securities and a gain of $2.6 million on the sale of branches in the 1Q06.

WesBanco By all accounts, better.

Branch Optimization

- West Virginia Markets:
  - Parkersburg-Marietta - sold 4 branches in Ritchie County; opening new banking center in Marietta; merging 3 existing locations into the new center (2006).
  - North Central - Opened new banking center in Kingwood (2005).
  - Upper Ohio Valley – building a new banking center in the Wheeling – Highlands area (2007).
  - Reviewing branch profitability with potential further rationalization.

- Ohio Markets:
  - Upper Ohio Valley - Consolidated 3 branches into a new banking center in Barnesville, Ohio (2006).
  - Columbus – opened new banking center in Bexley; closed branch in Stoneridge; constructing new banking centers in Gahanna and Reynoldsburg (2006-07).
  - Cincinnati – consolidated mortgage back-office operations.

Shares Repurchased vs. Capital Levels



1,600
1,400
1,200
1,000
800
600
400
200
-
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
9.62%
9.75%
8.21%
8.53%
8.76%
7.69%
9.34%
7.65%
8.46%
6.33%
9.23%
6.69%
2001
2002
2003
2004*
2005
9/30/2006
Shares repurchased
Tier I leverage
Tangible equity

* 2004 repurchases limited due to SEC rules on blackout periods surrounding acquisitions

WesBanco
By all accounts, better.

97% Customer Satisfaction Rate

Stock Performance - Cumulative Return



500.0%
450.0%
400.0%
350.0%
300.0%
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
'77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06
WesBanco
S & P 500

WesBanco
By all accounts, better.

97% Customer Satisfaction Rate

Business Strategies

- **Margin control.**
- **Cost control and FTE reduction.**
  - Reduction of 167 FTE's since the Winton acquisition in 2005.
- **Service charge income and alternative fee income growth.**
  - Improved overdraft product.
  - Growth in securities / insurance product lines.
- **Focus on credit quality and relationship banking "instead of growth for growth's sake."**
  - Sale or exit of lower profitability / higher risk loans – over $100 million in the past year.
  - Focus on loan spreads – difficult in competitive markets.
  - Focus on commercial loan growth – adjusting human resources.
  - New professional product to be rolled out in 2007, encompassing loan, deposit and non-traditional product components.
  - Emphasis on Treasury Management product suite sales to improve business DDA balances.
  - Emphasize growth in markets identified as providing expected loan yield and credit quality.
- **Branch optimization – Closure/sale of low growth branches while opening new offices in higher growth areas and consolidating existing locations to improve efficiency.**
- **Implementation of new commercial loan software to improve efficiency, pricing and standardizing documentation.**

WesBanco
By all accounts, better.

97% Customer Satisfaction Rate

Key Investor Messages

- Increased dividend in February 2006 – 21 consecutive years of dividend increases.
- Dividend yield of 3.3%.
- Announced new 1 million share repurchase authorization.
  - Repurchased approximately 1.4 million share in 2005 and 429 thousand shares year-to-date through September 2006.
- Tangible capital after balance sheet reduction supportive of additional share repurchases and acquisition strategy (6.92%).
- Balance sheet restructuring to reduce liability sensitivity to higher rates.
- Customer satisfaction and other retail initiatives, including "Free Checking Campaign."
- Wealth and Trust management growth.
  - Assets under management $2.9 billion at 9/30/06 compared to $2.6 billion at 12/31/05.

WesBanco

By all accounts, better.

Reconciliation Table – Non-GAAP Financial Information

	For the Three Months Ended September 30,			
	2006	2005	**2006**	2005
	($ in thousands)		Per Share Amts.	
GAAP - Net income / Per share	$ **11,554**	$ 9,870	$ **0.53**	$ 0.44
Merger-related expenses, net of tax (1)	-	9	-	-
Restructuring expenses, net of tax (1)	-	571	-	0.03
Core operating earnings / Per share	$ **11,554**	$ 10,450	$ **0.53**	$ 0.47

(1) The related income tax expense is calculated using a combined Federal and State income tax rate of 40%.

WesBanco
By all accounts, better.

97% Customer Satisfaction Rate

Reconciliation Table – Non-GAAP Financial Information

	For the Nine Months Ended September 30,			
	2006	2005	**2006**	2005
	($ in thousands)		Per Share Amts.	
GAAP - Net income / Per share	$ 28,399	$ 32,208	$ 1.30	$ 1.42
Merger-related expenses, net of tax (1)	-	918	-	0.04
Restructuring expenses, net of tax (1)	324	-	0.01	-
Other-than-temporary impairment losses, net of tax (1)	4,829	-	0.22	-
Gain on branch sale, net of tax (1)	(1,571)	-	(0.07)	-
Core operating earnings / Per share	$ 31,981	$ 33,126	$ 1.46	$ 1.46

(1) The related income tax expense is calculated using a combined Federal and State income tax rate of 40%.

WesBanco
By all accounts, better.

97% Customer Satisfaction Rate

Forward-looking Disclosure

Forward-looking statements in this presentation relating to WesBanco's plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this presentation should be read in conjunction with WesBanco's 2005 Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), which is available at the SEC's website www.sec.gov or at WesBanco's website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco's 2005 Annual Report on Form 10-K and 1st and 2nd quarter 2006 Form 10-Q filed with the SEC under the section "Risk Factors". Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including without limitation, the effects of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, Federal Deposit Insurance Corporation, the SEC, the National Association of Securities Dealers and other regulatory bodies; potential legislative and federal and state regulatory actions and reform adverse decisions of federal and state courts; competitive conditions in the financial services industry; rapidly changing technology affecting financial services and/or other external developments materially impacting WesBanco's operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.